Exhibit 10.4

EXECUTION COPY

AMENDMENT NO. 4

Dated as of February 28, 2011

to

PURCHASE AND SALE AGREEMENT

Dated as of November 30, 2000

This AMENDMENT NO. 4 (this “Amendment”), dated as of February 28, 2011, is entered into among the VARIOUS ENTITIES LISTED ON SCHEDULE I HERETO AS ORIGINATORS (each, a “Remaining Originator”; and collectively, the “Remaining Originators”), DIETRICH INDUSTRIES, INC., a Pennsylvania corporation (the “Released Originator”), and WORTHINGTON RECEIVABLES CORPORATION, a Delaware corporation (the “Company”).

RECITALS

WHEREAS, the Remaining Originators and the Released Originator have entered into that certain Purchase and Sale Agreement dated as of November 30, 2000 (as amended, supplemented or otherwise modified through the date hereof, the “Agreement”);

WHEREAS, the parties hereto wish to make certain changes to the Agreement as herein provided;

NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein and in the Agreement, the parties hereto agree as follows:

SECTION 1. Definitions. All capitalized terms not otherwise defined herein are used as defined in the Agreement (including terms incorporated therein by reference).

SECTION 2. Amendments to Agreement. The Agreement is hereby amended as follows:

2.1 The parties hereto hereby agree that upon the effectiveness of this Amendment, the Released Originator shall no longer be party to the Agreement or any other Transaction Document and shall no longer have any obligations or rights thereunder (other than such obligations which by their express terms survive termination of the Agreement or such other Transaction Document, as applicable).

2.2 Schedule I of the Agreement is hereby amended and restated in its entirety as set forth on Schedule I attached hereto.

2.3 Schedule 5.15 of the Agreement is hereby amended and restated in its entirety as set forth on Schedule 5.15 attached hereto.

2.4 Schedule 6.1(f) of the Agreement is hereby amended and restated in its entirety as set forth on Schedule 6.1(f) attached hereto.

1	4th Amendment to the
Purchase and Sale Agreement

SECTION 3. Authorization to File Financing Statements. Upon the effectiveness of this Amendment, each of the Released Originator and the Company hereby authorizes the Administrator to file (at the expense of the Company) one or more UCC-3 amendments in the form of Exhibit A hereto.

SECTION 4. Miscellaneous.

4.1 Representations and Warranties.

(a) Each Remaining Originator and the Company hereby makes, with respect to itself, the following representations and warranties to the other parties hereto, the Administrator and each member of each Purchaser Group:

(i) Representations and Warranties. The representations and warranties contained in Article V of the Agreement of such Remaining Originators are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date);

(ii) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with its terms; and

(iii) Termination Event. No Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event has occurred and is continuing.

(b) The Company hereby represents and warrants to the other parties hereto, the Administrator and each member of each Purchaser Group, with respect to itself, that:

(i) Representations and Warranties. Its representations and warranties contained in Exhibit III of the Receivables Purchase Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date); and

(ii) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

2	4th Amendment to the
Purchase and Sale Agreement

4.2 Effectiveness. This Amendment shall become effective as of the date hereof upon (i) receipt by the Company and the Administrator of: (a) counterparts of this Amendment, (b) counterparts of the Assignment Agreement, dated as of the date hereof, between the Seller and Dietrich Industries, Inc. (and acknowledged and consented to by PNC and the Purchaser), in each case (whether by facsimile or otherwise) executed by each of the other parties hereto or thereto, as applicable, and (c) such other documents, agreements, instruments and opinions as the Administrator may request and (ii) the cancellation and return to the Company (with a copy to the Administrator) of the original Company Note in favor of the Released Originator.

4.3 References to Agreement. Upon the effectiveness of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Agreement as amended hereby, and each reference to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be a reference to the Agreement as amended hereby.

4.4 Effect on the Agreement. Except as specifically amended above, the Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.5 No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

4.6 Governing Law. This Amendment, including the rights and duties of the parties hereto, shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to the conflicts of law principles thereof other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

4.7 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

4.8 Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

4.9 Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

3	4th Amendment to the
Purchase and Sale Agreement

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WORTHINGTON RECEIVABLES CORPORATION

By:	/s/ Matt Lockard
	Name:	Matt Lockard
	Title:	Treasurer

S-1	4th Amendment to the
Purchase and Sale Agreement

REMAINING ORIGINATORS:

THE GERSTENSLAGER COMPANY

By:	/s/ Dale Brinkman
	Name:	Dale Brinkman
	Title:	Vice President

THE WORTHINGTON STEEL COMPANY, a Delaware corporation

By:	/s/ Dale Brinkman
	Name:	Dale Brinkman
	Title:	Vice President

THE WORTHINGTON STEEL COMPANY, a North Carolina corporation

By:	/s/ Dale Brinkman
	Name:	Dale Brinkman
	Title:	Vice President

THE WORTHINGTON STEEL COMPANY, an Ohio corporation

By:	/s/ Dale Brinkman
	Name:	Dale Brinkman
	Title:	Vice President

S-2	4th Amendment to the
Purchase and Sale Agreement

WORTHINGTON CYLINDERS CORPORATION

By:	/s/ Dale Brinkman
	Name:	Dale Brinkman
	Title:	Vice President

WORTHINGTON CYLINDERS WISCONSIN, LLC

By:	/s/ Dale Brinkman
	Name:	Dale Brinkman
	Title:	Vice President

WORTHINGTON STEEL COMPANY OF DECATUR, L.L.C.

By:	/s/ Dale Brinkman
	Name:	Dale Brinkman
	Title:	Vice President

WORTHINGTON STEEL COMPANY OF KENTUCKY LLC

By:	/s/ Dale Brinkman
	Name:	Dale Brinkman
	Title:	Vice President

WORTHINGTON STEEL OF MICHIGAN, INC.

By:	/s/ Dale Brinkman
	Name:	Dale Brinkman
	Title:	Vice President

S-3	4th Amendment to the
Purchase and Sale Agreement

RELEASED ORIGINATOR: DIETRICH INDUSTRIES, INC.

By:	/s/ Dale Brinkman
	Name:	Dale Brinkman
	Title:	Vice President

S-4	4th Amendment to the
Purchase and Sale Agreement

SCHEDULE I

Schedule I

LIST OF ORIGINATORS

The Gerstenslager Company, a Michigan corporation

The Worthington Steel Company, a Delaware corporation

The Worthington Steel Company, a North Carolina corporation

The Worthington Steel Company, an Ohio corporation

Worthington Cylinders Wisconsin, LLC, an Ohio limited liability company

Worthington Steel Company of Decatur, L.L.C., an Alabama limited liability company

Worthington Steel Company of Kentucky, LLC, a Kentucky limited liability company

Worthington Steel of Michigan, Inc., a Michigan corporation

Worthington Cylinders Corporation, an Ohio corporation

Sch. I-1	4th Amendment to the
Purchase and Sale Agreement

SCHEDULE 5.15

Schedule 5.15

TRADE NAMES

Legal Name	Trade Names

The Gerstenslager Company	Gertenslager Company Worthington Industries Worthington Steel Company

The Worthington Steel Company, a Delaware corporation	Worthington Steel – Malvern Worthington Steel Company

The Worthington Steel Company, a North Carolina corporation	Worthington Steel – Rock Hill Worthington Steel Company

The Worthington Steel Company, an Ohio corporation	Worthington Steel – Baltimore Worthington Steel – Columbus Worthington Steel – Delta Worthington Steel – Monroe Worthington Steel – Porter Worthington Steel Company

Worthington Cylinders Corporation	Worthington Cylinders Worthington Industries

Worthington Cylinders Wisconsin, LLC	Worthington Cylinders Gerett Product Worthington Industries

Worthington Steel Company of Decatur, L.L.C.	Worthington Steel – Decatur Worthington Steel Company The Worthington Steel Company

Worthington Steel Company of Kentucky, LLC	Worthington Steel – Louisville Worthington Steel Company The Worthington Steel Company

Worthington Steel of Michigan, Inc.	Worthington Steel – Jackson Worthington Steel Company The Worthington Steel Company

Sch. 5.15-1	4th Amendment to the
Purchase and Sale Agreement

The Worthington Steel Company, a Delaware corporation, was originally incorporated as Worthington Ventures, Inc., a Delaware corporation, in March 1992. The Worthington Steel Company, a Pennsylvania corporation, which held the Malvern, PA facility, merged with an into Worthington Ventures, Inc. on November 26, 1996 as part of a corporate reorganization. Worthington Ventures, Inc., a Delaware corporation, was the surviving entity and changed its name to The Worthington Steel Company.

The Worthington Steel Company, an Ohio corporation, was originally incorporated on February 10, 1998 as The Worthington Steel Company of Ohio, Inc. On May 22, 1998, as part of a corporate reorganization, its name was changed to the current name, The Worthington Steel Company.

Sch. 5.15-2	4th Amendment to the
Purchase and Sale Agreement

SCHEDULE 6.1(f)

Schedule 6.1(f)

LOCATION OF EACH ORIGINATOR

Originator	Location

The Gerstenslager Company	Michigan

The Worthington Steel Company, a Delaware corporation	Delaware

The Worthington Steel Company, a North Carolina corporation	North Carolina

The Worthington Steel Company, an Ohio corporation	Ohio

Worthington Cylinders Corporation	Ohio

Worthington Cylinders Wisconsin, LLC	Ohio

Worthington Steel Company of Decatur, LLC	Alabama

Worthington Steel Company of Kentucky, L.L.C.	Kentucky

Worthington Steel Company of Michigan, Inc.	Michigan

Sch. 6.1(f)-1	4th Amendment to the
Purchase and Sale Agreement

LOCATION OF CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF

BUSINESS OF EACH ORIGINATOR

Originator	Location

The Gerstenslager Company	200 Old Wilson Bridge Road Columbus, OH 43085

1425 East Bowman Street Wooster, OH 44691

The Worthington Steel Company, a Delaware corporation	200 Old Wilson Bridge Road Columbus, Ohio 43085

The Worthington Steel Company, a North Carolina corporation	200 Old Wilson Bridge Road Columbus, Ohio 43085

The Worthington Steel Company, an Ohio corporation	200 Old Wilson Bridge Road Columbus, Ohio 43085

8911 Kelso Drive
Baltimore, Maryland 21221

1127 Dearborn Drive
Columbus, Ohio 43085

6303 County Road 10
Delta, Ohio 43515

100 Worthington Drive
Porter, Indiana 46304

350 Lawton Avenue
Monroe, Ohio 45050

Worthington Cylinders Corporation	200 Old Wilson Bridge Road
Columbus, Ohio 43085

1085 Dearborn Drive
Columbus, OH 43085

Worthington Cylinders Wisconsin, LLC	200 Old Wilson Bridge Road
Columbus, OH 43085

300 East Breed Street
Chilton, WI 53014

Sch. 6.1(f)-2	4th Amendment to the
Purchase and Sale Agreement

Worthington Steel Company of Decatur, LLC	200 Old Wilson Bridge Road Columbus, Ohio 43085

1400 Red Hat Road, N.W. Decatur, Alabama 35601

Worthington Steel Company of Kentucky, L.L.C.	200 Old Wilson Bridge Road Columbus, Ohio 43085

Worthington Steel of Michigan, Inc.	200 Old Wilson Bridge Road Columbus, Ohio 43085

Sch. 6.1(f)-3	4th Amendment to the
Purchase and Sale Agreement

LOCATION OF BOOKS AND RECORDS OF ORIGINATORS

Originator	Location

The Gerstenslager Company	200 Old Wilson Bridge Road
Columbus, OH 43085

1425 East Bowman Street
Wooster, OH 44691

The Worthington Steel Company, a Delaware corporation	200 Old Wilson Bridge Road Columbus, Ohio 43085

The Worthington Steel Company, a North Carolina corporation	200 Old Wilson Bridge Road Columbus, Ohio 43085

The Worthington Steel Company, an Ohio corporation	200 Old Wilson Bridge Road Columbus, Ohio 43085

8911 Kelso Drive
Baltimore, Maryland 21221

1127 Dearborn Drive
Columbus, Ohio 43085

6303 County Road 10
Delta, Ohio 43515

100 Worthington Drive
Porter, Indiana 46304

350 Lawton Avenue
Monroe, Ohio 45050

Worthington Cylinders Corporation	200 Old Wilson Bridge Road
Columbus, OH 43085

1085 Dearborn Drive
Columbus, OH 43085

Worthington Cylinders Wisconsin, LLC	200 Old Wilson Bridge Road
Columbus, Ohio 43085

300 East Breed Street
Chilton, WI 53014

Worthington Steel Company of Decatur, LLC	200 Old Wilson Bridge Road
Columbus, Ohio 43085

1400 Red Hat Road, N.W.
Decatur, Alabama 35601

Sch. 6.1(f)-4	4th Amendment to the
Purchase and Sale Agreement

Worthington Steel Company of Kentucky, L.L.C.	200 Old Wilson Bridge Road
Columbus, Ohio 43085

Worthington Steel of Michigan, Inc.	200 Old Wilson Bridge Road
Columbus, Ohio 43085

Sch. 6.1(f)-5	4th Amendment to the
Purchase and Sale Agreement

EXHIBIT A

UCC-3s TO BE FILED

(attached)

Exh. A-1	4th Amendment to the
Purchase and Sale Agreement

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE # 33970639 Filed 5/21/2001	1b. ☐	This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.

2. ☒	TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.
3. ☐	CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.
4. ☐	ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.
5.

AMENDMENT (PARTY INFORMATION): This Amendment affects  ☐ Debtor or  ☐ Secured Party of record. Check only one, of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐	CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party.	☐	DELETE name: Give record name to be deleted in item 6a or 6b.	☐	ADD name: Complete item 7a or 7b, and also item 7c, also complete items 7e-7g (if applicable).

6.	CURRENT RECORD INFORMATION:

OR	6a. ORGANIZATION’S NAME
	6b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
7.	CHANGED (NEW) OR ADDED INFORMATION:
OR	7a. ORGANIZATION’S NAME
	7b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
7c.	MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY
7d.	SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any		☐NONE
8.	AMENDMENT (COLLATERAL CHANGE): check only one box.
Describe collateral ☐ deleted of ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

9.	NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.
OR	9a. ORGANIZATION’S NAME PNC Bank, National Association, as Agent
	9b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
10.	OPTIONAL FILER REFERENCE DATA File with SOS/Pennsylvania (Debtor: Dietrich Industries, Inc.) (00691175-116) #700014582

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 05/22/02)